Exhibit 10.1


                    MASTER TERMINATION AND RELEASE AGREEMENT

     THIS MASTER TERMINATION AND RELEASE AGREEMENT (the "Agreement") is made and entered into as of the 12th day of January, 2001 (the "Effective Date") by and among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation ("NHP"), MLD Delaware Trust, a Delaware business trust ("MLD", and together with NHP, collectively, the "Landlords"), Balanced Care Corporation, a Delaware corporation (the "BCC"), BCC Development and Management Co., a Delaware corporation (the "Developer") and the respective entities listed as Tenants (collectively, "Tenants") and Managers (collectively, "Managers") on Schedule 1 (hereinafter, BCC, Developer, Tenants and Managers shall be collectively referred to as the "BCC Entities").

                                    RECITALS

     A. Landlords are the owners of those certain real properties, all improvements thereon and all appurtenances thereto (collectively, the "Facilities") as located, described and identified on Schedule 2. Landlords lease the Facilities to Tenants pursuant to that those certain Master Lease and Security Agreements identified on Schedule 1 (collectively, the "Master Leases").

     B. Tenants are in default, and an Event of Default (as defined in the Master Leases) has arisen, under the Master Leases.

     C. The Master Leases are guaranteed by BCC and Managers pursuant to the terms of those certain Guaranties of Master Lease and Security Agreements and Letters of Credit Agreement identified on Schedule 1 (collectively, the "Master Lease Guaranties").

     D. In connection with the Master Leases, Landlords and the BCC Entities entered into that certain Agreement to Enter into Master Leases, Termination of Leases and Affirmation of Guaranties dated as of July 1, 2000 attached hereto as Exhibit A (the "Agreement to Enter into Master Leases") (hereinafter, any term used but not defined herein shall have the meaning ascribed to such term in the Agreement to Enter into Master Leases).


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     E. Under the Agreement to Enter into Master Leases, the Existing Leases and the Existing Guaranties were to be terminated in accordance with the provisions thereof.

     F. The Facilities were developed by Developer pursuant to those certain Development Agreements between Landlords and Developer identified on Schedule 1 (collectively, the "Development Agreements") and are presently utilized by Tenants as personal care/assisted living facilities (as so utilized, collectively, the "ALFs"), each duly licensed for a specified number of units, all as located, described and identified on Schedule 2.

     G. Tenants and Managers entered into those certain Management Agreements identified on Schedule 1 (collectively, the "Management Agreements") for the operation and management of the Facilities as ALFs.

     H. Landlords and the BCC Entities are interested in (i) terminating (a) the Master Leases, (b) the Master Lease Guaranties, (c) the Management Agreements,
(d) the Investment Agreements, (e) the Development Agreements, (f) the Right of First Refusal Agreements between Landlords and BCC identified on Schedule 1 (collectively, the "Refusal Agreements"), (g) the Environmental Indemnification Agreements between Landlords and BCC identified on Schedule 1 (collectively, the "Indemnity Agreements"), and (h) the Agreement to Enter into Master Leases (hereinafter, the documents referred to in clauses (a) through (h) shall be collectively referred to as the "Existing NHP Documents", (ii) to the extent set forth herein, releasing each other from any liability now existing or hereafter arising under the Existing NHP Documents, the Existing Leases and the Existing Guaranties (together with any and all documents executed thereunder or in connection therewith, collectively, the "NHP Documents") and (iii) providing for the orderly transition of management of the Facilities to Landlords.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of the parties set forth herein, the parties hereto, intending to be legally bound hereby, AGREE AS FOLLOWS:

     1. Termination.

         a. Notwithstanding anything to the contrary contained in the Agreement to Enter into Master Leases, Landlords and the BCC Entities hereby agree that the Existing

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Leases and the Existing Guaranties were terminated prior to the date hereof.

         b. Landlords and the BCC Entities hereby agree that the Existing NHP Documents shall terminate as of the Termination Date (as defined below). Upon such termination, the BCC Entities shall have no right, title or interest in or to the Facilities under the Master Leases and the other NHP Documents, including without limitation any equity or right of redemption or similar right or interest. As of the Termination Date, the BCC Entities shall transfer operational and financial responsibility for the Facilities to Landlords pursuant to the terms of that certain Master Operations Transfer Agreement of even date herewith among Tenants, Managers and Landlords (the "Master Transfer Agreement") and the terms and conditions of those certain Interim Management Agreements of even date herewith among certain Tenants, Managers and Landlords (collectively, the "IMAs"). For purposes of this Agreement, the "Termination Date" shall be defined as 11:59 p.m. Eastern Standard time on December 31, 2000.

         c. Notwithstanding anything to the contrary contained herein, the termination set forth in Section 1.a shall not affect the following documents and agreements, each of which shall remain in full force and effect and continue to be a valid and binding obligation of the applicable BCC Entities: (i) this Agreement, (ii) the Master Transfer Agreement and (ii) the IMAs.

         d. Notwithstanding anything to the contrary contained herein, except as set forth in Section 1.e below, as of the Effective Date, the BCC Entities do hereby sell, assign, transfer and convey to Landlords all of the BCC Entities' right, title and interest in and to (i) any existing construction contracts, architect's contracts and engineer's contracts (including all subcontracts entered into with respect to any of the foregoing), (ii) any existing plans, permits, licenses, approvals, warranties or other governmental entitlements (excluding any of the foregoing to the extent they relate to licensure of the Facilities as ALFs or to the extent they are not transferable as a matter of law), which were executed or obtained by or on behalf of the BCC Entities in connection with the development and construction of the Facilities under the Development Agreements, (iii) that certain Completion Agreement dated August 3, 2000 between BCC Development and Management Co. ("BCCDM") and United States Fidelity & Guaranty Company (the "Completion Agreement"), (iv) any surety bonds (hereinafter, the items in clauses (i), (ii), (iii) and (iv) shall be collectively

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referred to as the "Project Documents"), and (v) and claims or causes of action arising under or in connection with the Project Documents (collectively, the "Project Claims"). Landlords hereby indemnify and agree to defend and hold harmless the BCC Entities and their respective directors, officers, employees, agents, successors and assigns from and against any and all demands, claims, counterclaims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, reasonable attorneys' and other professionals' fees and court costs) incurred in connection with or arising from (i) any acts, omissions or negligence of Landlords in connection with Landlords' assigned rights to the Project Documents or (ii) any third party claims arising in connection with the wrongful acts or omissions or negligence of Landlords in connection with Landlords' assigned rights to the Project Documents.

         e. Landlords acknowledge and agree BCCDM shall retain all of its right, title and interest in and to the Completion Agreement and any other Project Documents that pertain to the Hilliard, Ohio Facility but only to the extent necessary for the BCC Entities to settle or otherwise resolve those certain mechanics' liens set forth on Schedule 3 (collectively, the "Mechanics' Lien Claims"). Upon final resolution of the Mechanics' Lien Claims, any of the right, title and interest retained by BCCDM pursuant to this Section 1.e shall automatically be assigned to Landlords without any further action by the parties hereto.

     2. Release.

         a. Except as provided in Section 2.b as of the Effective Date, Landlords hereby forever release, acquit and discharge the BCC Entities, and all past or present affiliates, officers, directors, shareholders, partners, employees, agents, attorneys, representatives, successors and assigns thereof (collectively, the "Tenant Released Parties") and the BCC Entities do hereby forever release, acquit and discharge Landlords and any past or present affiliates, officers, directors, shareholders, partners, employees, agents, attorneys, representatives, successors and assigns thereof (the "Landlord Released Parties") in each case from any and all manner of claims, latent and patent, demands or causes of action with respect to any and all actions or inactions, however described, whether in law or equity, whether for statutory or common law actions, whether or not previously asserted, known or unknown,


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whether in contract, warranty, tort, fraud, negligence, for actual, consequential or punitive damages, or otherwise arising prior to or as of the Effective Date (collectively, the "Claims"), that each ever had, now has or may have against the other for or by reason of any cause, matter or thing whatsoever, to the extent, and only to the extent arising out of or in any respect related to any obligations under the NHP Documents or otherwise related to or arising from operation of any of the Facilities. Subject to the express limitations contained herein, it is the intent of the parties to this Agreement to give the broadest releases and discharges possible under the law, and the provisions hereof should be interpreted so as to give effect to such intent as those releases and discharges relate to the NHP Documents, the operation of the Facilities and any actions pending or judgements or decrees rendered as a result thereof. It is the intention of Landlords and the BCC Entities in executing this Agreement that the same shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified. In furtherance of this intention, Landlords and the BCC Entities each hereby expressly waive any and all rights and benefits conferred upon them by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE and expressly consent that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those related to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified. SECTION 1542 provides:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
            CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN CREDITOR'S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY CREDITOR MUST HAVE MATERIALLY AFFECTED CREDITOR'S SETTLEMENT WITH THE DEBTOR."

Landlords and the BCC Entities each acknowledge that either party may hereafter discover claims or facts in addition to or different from those which such party now knows or believes to exist with respect to the subject matter of this Agreement and which, if known or suspected at the time of executing this Agreement, may have materially affected this settlement. Nevertheless, Landlords and the BCC Entities each hereby waive any right, claim or cause of action that might arise as a result of such different or additional claims or facts. Landlords and the BCC Entities each acknowledge that they understand the


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significance and consequence of such release and such specific waiver of SECTION
1542.

         b. Notwithstanding anything to the contrary contained herein, the release set forth in Section 2.a (i) shall not affect any right of or benefit to Landlords under any policy of insurance maintained by any BCC Entity; (ii) shall not apply to any Claim arising out of or in any respect related to any of the following documents or agreements: (A) this Agreement, (B) the Master Transfer Agreement or (C) the IMAs; and (iii) shall not apply to any Claim for fraud or other intentional or willful misconduct by any BCC Entity or any Landlord arising under or in connection with any NHP Document.

         c. The release granted by Landlords to the Tenant Released Parties specifically includes any and all damages suffered by Landlords as a result of the failure of the BCC Entities, whether before or after the Effective Date, to pay any rent due under the Master Leases on and after December 1, 2000 (the "Rent Defaults"). The release granted by Landlords to the Tenant Released Parties shall specifically include the default judgment rendered on December 29, 2000, in the amount of $250,170.80 against the Tenant Released Parties by the District Court of Maryland for Washington County and any other judgments that may be entered against any of the BCC Entities before or after the Effective Date with respect to the Rent Defaults.

         d. Notwithstanding anything to the contrary set forth in the NHP Documents, Landlords and the BCC Entities acknowledge and agree that as between Landlords and the BCC Entities, all security deposits which are being held by Landlords under the Master Leases as of the Termination Date (collectively, the "Security Deposits"), shall be retained by and distributed to Landlords.

         e. Notwithstanding anything to the contrary set forth in the NHP Documents, Landlords acknowledge and agree that as between Landlords and the BCC Entities, the BCC Entities are returning the Facilities to Landlords in their AS IS WHERE IS condition and that, except for such Claims preserved pursuant to Sections 1.b and 2.b, Landlords shall have no recourse against the BCC Entities with respect to the condition of any of the Facilities or the compliance of the condition of, or the BCC Entities' operations at, the Facilities with the terms of the NHP Documents or applicable local, state or federal law.


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


         f. The release provided for in this Paragraph 2 shall be fully and unconditionally effective on the Effective Date, and, except to the extent provided to the contrary herein, shall apply to all matters, liabilities and events of the parties hereto regardless of when such matters, liabilities or events occurred.

         g. If and to the extent any of the Landlord Released Parties has previously filed a claim, action or proceeding against any or all of the Tenant Released Parties in any court, including state or federal court, administrative body or other tribunal (collectively, the "Landlord Released Parties' Actions"), within ten (10) business days after the Effective Date Landlords shall cause the dismissal with prejudice of any such Landlord Released Parties' Actions and shall provide the BCC Entities with notice of same.

     3. BCC Entities' Consideration. In consideration for the agreements of Landlords set forth herein, the BCC Entities agree:

         a. To enter into the Master Transfer Agreement and cooperate with Landlords or their designee in the transfer of operational and financial responsibility for the Facilities as of the Termination Date, subject to the terms and conditions thereof.

         b. To enter into the IMAs.

         c. For a period of one (1) year after the Takeover Agreement (as defined in the Master Transfer Agreement),

            (i) Not to operate, own, participate or otherwise receive revenues from any other facility or institution providing services or similar goods to those provided in connection with the Facilities and the permitted use thereof as an ALF, within a five (5) mile radius of any of the Facilities; provided; however, the provisions of this Section shall not apply to the operation or ownership of any licensed skilled nursing facility or licensed acute care hospital facility;

            (ii) Not to directly solicit for hire, engage or otherwise employ any management or supervisory personnel working in any of the Facilities.

            (iii) Not to directly recommend or directly solicit the removal or transfer of any resident from any of the

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Facilities to any other assisted living, senior housing or retirement housing facility; provided, however, the provisions of this Section shall not apply to the removal or transfer of a resident to a licensed skilled nursing facility or licensed acute care hospital facility.

The BCC Entities hereby specifically acknowledge and agree that the temporal, geographical and other restrictions contained in Section 3.c are reasonable and necessary to protect the business and prospects of Landlords, and that the enforcement of the provisions of Section 3.c will not work an undue hardship on any of the BCC Entities. The BCC Entities further agree that in the event either the length of time, geographical or any other restrictions, or portion thereof, set forth in Section 3.c is overly restrictive and unenforceable in any court proceeding, the court may reduce or modify such restrictions, but only to the extent necessary, to those which it deems reasonable and enforceable under the circumstances, and the parties agree that the restrictions of Section 3.c will remain in full force and effect as reduced or modified. The BCC Entities further agree and acknowledge that Landlords do not have an adequate remedy at law for the breach or threatened breach by any of the BCC Entities of the covenants contained in Section 3.c, and the BCC Entities therefore specifically agree that Landlords may file a suit in equity to enjoin the BCC Entities from such breach or threatened breach, without the necessity of posting any bond. The BCC Entities further agree, in the event that any provision of Section 3.c is held to be invalid or against public policy, the remaining provisions of Section 3.c and the remainder of this Agreement shall not be affected thereby.

     4. Landlords' Consideration. In consideration for the agreements of the BCC Entities set forth herein, Landlords agree:

         a. To enter into the Master Transfer Agreement and cooperate with the BCC Entities in the transfer of operational and financial responsibility for the Facilities as of the Termination Date, subject to the terms and conditions thereof.

         b. To provide the release and dismissal set forth in Section 2.

         c. To enter into the IMAs.

         d. For a period of one (1) year after the Termination Date,


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            (i) Not to directly solicit for hire, engage or otherwise employ any management or supervisory personnel working in any Facility owned or operated by any BCC Entity other than the Facilities (collectively, the "Non-NHP Facilities").

            (ii) Not to directly recommend or directly solicit the removal or transfer of any resident from any of the Non-NHP Facilities to any other assisted living, senior housing or retirement housing facility; provided, however, the provisions of this Section shall not apply to the removal or transfer of a resident to a licensed skilled nursing facility or licensed acute care hospital facility.

Landlords hereby specifically acknowledge and agree that the temporal, geographical and other restrictions contained in Section 4.d are reasonable and necessary to protect the business and prospects of the BCC Entities, and that the enforcement of the provisions of Section 4.d will not work an undue hardship on any of Landlords. Landlords further agree that in the event either the length of time, geographical or any other restrictions, or portion thereof, set forth in Section 4.d is overly restrictive and unenforceable in any court proceeding, the court may reduce or modify such restrictions, but only to the extent necessary, to those which it deems reasonable and enforceable under the circumstances, and the parties agree that the restrictions of Section 4.d will remain in full force and effect as reduced or modified. Landlords further agree and acknowledge that the BCC Entities do not have an adequate remedy at law for the breach or threatened breach by any of Landlords of the covenants contained in Section 4.d, and Landlords therefore specifically agree that the BCC Entities may file a suit in equity to enjoin Landlords from such breach or threatened breach, without the necessity of posting any bond. Landlords further agree, in the event that any provision of Section 4.d is held to be invalid or against public policy, the remaining provisions of Section 4.d and the remainder of this Agreement shall not be affected thereby.

     5. Further Assurances. Notwithstanding anything to the contrary contained herein, Landlords and the BCC Entities agree to execute, file and/or record any and all other documents, agreements or other instruments as may be necessary or appropriate to confirm the agreements reached by, and the obligations imposed on, Landlords and the BCC Entities hereunder, including without limitation UCC-3 termination

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statements and, terminations of any memorandums relating to the Master Leases or the Existing Leases.

     6. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.

     7. Entirety. This Agreement represents the entire and final agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior discussions, negotiations and writings with respect thereto, including without limitation the Agreement to Enter into Master Leases. This Agreement may only be amended by written instrument signed by the parties hereto.

     8. Construction. Each of the parties has participated in the drafting and negotiation of this Agreement. Accordingly, in the event of a dispute among the parties with respect to the interpretation or enforcement of the terms hereof, no provision shall be construed so as to favor or disfavor any party hereto.

     9. Captions. The captions are included in this Agreement for convenience of reference only and shall not be construed so as to define, limit or modify in any manner any of the terms hereof.

     10. Attorneys' Fees. In the event of a dispute among the parties hereto with respect to the interpretation or enforcement of the terms hereof, the prevailing party shall be entitled to collect from the other its reasonable attorneys fees and costs, including its costs and fees on appeal.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to its conflicts of laws provisions.


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      IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the day and year first set forth above.


                                    LANDLORDS:

WITNESS:                            NATIONWIDE HEALTH PROPERTIES,
                                    INC., a Maryland corporation


/s/David E. Snyder                  By:/s/Gary Stark
Name:David E. Snyder                Name: Gary Stark
                                    Title: Vice President

WITNESS:                            MLD DELAWARE TRUST, a Delaware
                                    business trust


/s/David E. Snyder                  By:/s/Mark L. Desmond
Name:David E. Snyder                Name: Mark L. Desmond
                                    Title:  as Trustee and not
                                            individually

                                    BCC:

WITNESS:                            BALANCED CARE CORPORATION, a
                                    Delaware corporation


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert             Name: Robin L. Barber
                                    Title: Senior Vice President -
                                           Legal Counsel and
                                           Assistant Secretary

                                    DEVELOPER:

WITNESS:                            BCC DEVELOPMENT AND MANAGEMENT
                                    CO., a Delaware corporation


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert             Name: Robin L. Barber
                                    Title: Vice President and
                                           Secretary


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


                                    TENANTS:

WITNESS:                            C&G HEALTHCARE AT HAGERSTOWN,
                                    L.L.C., a Delaware limited
                                    liability company


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert             Name: Robin L. Barber
                                    Title: Vice President and
                                           Secretary

WITNESS: ELDER CARE OPERATORS OF BRISTOL, LLC, a Delaware limited liability company


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert             Name: Robin L. Barber
                                    Title: Vice President and
                                           Secretary

WITNESS: C&G HEALTHCARE AT JOHNSON CITY, L.L.C., a Delaware limited liability company


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert             Name: Robin L. Barber
                                    Title: Vice President and
                                           Secretary


WITNESS:                            ELDER CARE OPERATORS OF
                                    MURFREESBORO, LLC, a Delaware
                                    limited liability company


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert             Name: Robin L. Barber
                                    Title: Vice President and
                                           Secretary

WITNESS: C&G HEALTHCARE AT TEAY'S VALLEY, L.L.C., a Delaware limited liability company

/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert             Name: Robin L. Barber
                                    Title: Vice President and
                                           Secretary

WITNESS: C&G HEALTHCARE AT TALLAHASSEE, L.L.C., a Delaware limited liability company


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert             Name: Robin L. Barber
                                    Title: Vice President and
                                           Secretary

WITNESS:                            C&G HEALTHCARE AT PENSACOLA,
                                    L.L.C., a Delaware limited
                                    liability company


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert             Name: Robin L. Barber
                                    Title: Vice President and
                                           Secretary

WITNESS:                            ELDER CARE OPERATORS OF YORK, LLC,
                                    a Delaware limited liability
                                    company


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert             Name: Robin L. Barber
                                    Title: Vice President and
                                           Secretary

WITNESS: ELDER CARE OPERATORS OF LAKEMONT FARMS, LLC, a Delaware limited liability company


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert             Name: Robin L. Barber
                                    Title: Vice President and
                                           Secretary

WITNESS: ELDER CARE OPERATORS OF HILLIARD, LLC, a Delaware limited liability company


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert                   Name:  Robin L. Barber
                                          Title: Vice President and
                                          Secretary

WITNESS:                            ELDER CARE OPERATORS OF AKRON,
                                    LLC, a Delaware limited
                                    liability company


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert                   Name: Robin L. Barber
                                          Title: Vice President and
                                                 Secretary

                                    MANAGERS:

WITNESS:                            BALANCED CARE AT HAGERSTOWN, INC.,
                                    a Delaware corporation


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert                   Name: Robin L. Barber
                                          Title: Vice President and
                                                 Secretary

WITNESS:                            BALANCED CARE AT BRISTOL, INC., a
                                    Delaware corporation


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert                   Name: Robin L. Barber
                                          Title: Vice President and
                                                 Secretary

WITNESS:                            BALANCED CARE AT JOHNSON CITY,
                                    INC., a Delaware corporation


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert                   Name: Robin L. Barber
                                          Title: Vice President and
                                                 Secretary

WITNESS:                            BALANCED CARE AT MURFREESBORO,
                                    INC., a Delaware corporation


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert                   Name: Robin L. Barber
                                          Title: Vice President and
                                                 Secretary


WITNESS:                            BALANCED CARE AT TEAY'S VALLEY,
                                    INC., a Delaware corporation


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert                   Name: Robin L. Barber
                                          Title: Vice President and
                                                 Secretary

WITNESS:                            BALANCED CARE AT TALLAHASSEE,
                                    INC., a Delaware corporation


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert                   Name: Robin L. Barber
                                          Title: Vice President and
                                                 Secretary


WITNESS:                            BALANCED CARE AT PENSACOLA, INC.,
                                    a Delaware corporation


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert                   Name: Robin L. Barber
                                          Title: Vice President and
                                                 Secretary

WITNESS:                            BALANCED CARE AT YORK, INC.,
                                    a Delaware corporation


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert                   Name: Robin L. Barber
                                          Title: Vice President and
                                                 Secretary

WITNESS:                            BALANCED CARE AT LAKEMONT FARMS,
                                    INC., a Delaware corporation


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert                   Name: Robin L. Barber
                                          Title: Vice President and
                                                 Secretary

WITNESS:                            BALANCED CARE AT HILLIARD, INC., a
                                    Delaware corporation


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert                   Name: Robin L. Barber
                                          Title: Vice President and
                                                 Secretary

WITNESS:                            BALANCED CARE AT AKRON, INC.,
                                    a Delaware corporation


/s/Jaynelle D. Covert               By:/s/Robin L. Barber
Name:Jaynelle D. Covert                   Name: Robin L. Barber
                                          Title: Vice President and
                                                 Secretary









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



                                   SCHEDULE 1

 "Tenants":

1.   C&G Healthcare at Hagerstown, L.L.C., a Delaware limited liability company

2.   Elder Care Operators of Bristol, LLC, a Delaware limited liability company

3. C&G Healthcare at Johnson City, L.L.C., a Delaware limited liability company

4. Elder Care Operators of Murfreesboro, LLC, a Delaware limited liability company

5. C&G Healthcare at Teay's Valley, L.L.C., a Delaware limited liability company

6.   C&G Healthcare at Tallahassee, L.L.C, a Delaware limited liability company

7.   C&G Healthcare at Pensacola, L.L.C., a Delaware limited liability company

8.   Elder Care Operators of York, LLC, a Delaware limited liability company

9. Elder Care Operators of Lakemont Farms, LLC, a Delaware limited liability company

10.  Elder Care Operators of Hilliard, LLC, a Delaware limited liability company

11.  Elder Care Operators of Arkon, LLC, a Delaware limited liability company

"Managers":

1.   Balanced Care at Hagerstown, Inc., a Delaware corporation

2.   Balanced Care at Bristol, Inc., a Delaware corporation

3.   Balanced Care at Johnson City, Inc., a Delaware corporation

4.   Balanced Care at Murfreesboro, Inc., a Delaware corporation

5.   Balanced Care at Teay's Valley, Inc., a Delaware corporation

6.   Balanced Care at Tallahassee, Inc., a Delaware corporation

7.   Balanced Care at Pensacola, Inc., a Delaware corporation

8.   Balanced Care at York, Inc., a Delaware corporation

9.   Balanced Care at Lakemont Farms, Inc., a Delaware corporation

10.  Balanced Care at Hilliard, Inc., a Delaware corporation

11.  Balanced Care at Akron, Inc., a Delaware corporation

"Master Leases":

1.   Master Lease and Security Agreement (Cumberland) dated as of July 1, 2000.

2.   Master Lease and Security Agreement (Migratory) dated as of July 1, 2000.

"Master Lease Guaranties":

1. Guaranty of Master Lease and Security Agreement (Cumberland) and Letter of Credit Agreement (Cumberland) dated as of July 1, 2000.

2. Guaranty of Master Lease and Security Agreement (Migratory) and Letter of Credit Agreement (Migratory) dated as of July 1, 2000.

"Management Agreements":

1. First Amended and Restated Management Agreement dated as of May 31, 2000 (Hagerstown)

2. Second Amended and Restated Management Agreement dated as of May 31, 2000 (Bristol)

3. First Amended and Restated Management Agreement dated as of May 31, 2000 (Johnson City)

4. Second Amended and Restated Management Agreement dated as of May 31, 2000 (Murfreesboro)

5. First Amended and Restated Management Agreement dated as of May 31, 2000 (Teay's Valley)

6. First Amended and Restated Management Agreement dated as of May 31, 2000 (Tallahassee)

7. First Amended and Restated Management Agreement dated as of May 31, 2000 (Pensacola)

8.   Second Amended and Restated Management Agreement dated as of May 31, 2000
     (York)

9. Second Amended and Restated Management Agreement dated as of May 31, 2000 (Lakemont Farms)

10. Second Amended and Restated Management Agreement dated as of May 31, 2000 (Hilliard)

11. Second Amended and Restated Management Agreement dated as of May 31, 2000 (Akron)

"Development Agreements":

1.   Development Agreement dated as of June 26, 1998 (Hagerstown)

2.   Development Agreement dated as of March 31, 1998 (Bristol)

3.   Development Agreement dated as of June 26, 1998 (Johnson City)

4.   Development Agreement dated as of March 27, 1998 (Murfreesboro)

5.   Development Agreement dated as of June 26, 1998 (Teay's Valley)

6.   Development Agreement dated as of June 26, 1998 (Tallahassee)

7.   Development Agreement dated as of June 26, 1998 (Pensacola)

8.   Development Agreement dated as of March 27, 1998 (York, PA)

9.   Development Agreement dated as of March 27, 1998 (Lakemont Farms, PA)

10.  Development Agreement dated as of March 27, 1998 (Hilliard, OH)

11.  Development Agreement dated as of March 31, 1998 (Akron, OH)

"Refusal Agreements":

1.   Right of Refusal Agreement dated as of June 26, 1998 (Hagerstown)

2.   Right of Refusal Agreement dated as of March 31, 1998 (Bristol)

3.   Right of Refusal Agreement dated as of June 26, 1998 (Johnson City)

4.   Right of Refusal Agreement dated as of March 27, 1998 (Murfreesboro)

5.   Right of Refusal Agreement dated as of June 26, 1998 (Teay's Valley)

6.   Right of Refusal Agreement dated as of June 26, 1998 (Tallahassee)

7.   Right of Refusal Agreement dated as of June 26, 1998 (Pensacola)

8.   Right of Refusal Agreement dated as of March 27, 1998 (York, PA)

9.   Right of Refusal Agreement dated as of March 27, 1998 (Lakemont Farms, PA)

10.  Right of Refusal Agreement dated as of March 27, 1998 (Hilliard, OH)

11.  Right of Refusal Agreement dated as of March 31, 1998 (Akron, OH)

"Indemnity Agreements"

1.   Environmental Indemnification Agreement dated June 26, 1998 (Hagerstown)

2.   Environmental Indemnification Agreement dated March 31, 1998 (Bristol)

3.   Environmental Indemnification Agreement dated June 26, 1998 (Johnson City)

4.   Environmental Indemnification Agreement dated March 27, 1998 (Murfreesboro)

5.   Environmental Indemnification Agreement dated June 26, 1998 (Teay's Valley)

6.   Environmental Indemnification Agreement dated June 26, 1998 (Tallahassee)

7.   Environmental Indemnification Agreement dated June 26, 1998 (Pensacola)

8.   Environmental Indemnification Agreement dated March 27, 1998 (York)

9.   Environmental Indemnification Agreement dated March 27, 1998 (Lakemont
     Farms)

10.  Environmental Indemnification Agreement dated March 27, 1998 (Hilliard)

11.  Environmental Indemnification Agreement dated March 31, 1998 (Akron)